Earnings per Share - Computation of Earnings per Share in Euro (Detail) - € / shares		3 Months Ended		6 Months Ended
		Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Earnings per share [Abstract]
Basic earnings per share	[1],[2]	€ 0.03	€ 0.08	€ 0.09	€ 0.4
Diluted earnings per share	[1],[2]	€ 0.03	€ 0.07	€ 0.09	€ 0.38

[1]	Earnings were adjusted by 292 million and 288 million net of tax for the coupons paid on Additional Tier 1 Notes in April 2018 and April 2017, respectively. The coupons paid on Additional Tier 1 Notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation in accordance with IAS 33.
[2]	The number of average basic and diluted shares outstanding has been adjusted for all periods before April 2017 in order to reflect the effect of the bonus component of subscription rights issued in April 2017 in connection with the capital increase.